UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

Strategic Storage Trust II, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55617

Maryland	46-1722812
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On February 1, 2017, Strategic Storage Trust II, Inc. (the “Registrant”) acquired from a subsidiary of the sponsor of the Registrant a portfolio of five self storage properties consisting of an aggregate of approximately 460,400 rentable square feet and 4,010 units (the “Toronto Portfolio”) located in the greater Toronto, Canada metropolitan area (“GTA”) in a merger transaction (as described below).

Item 1.01.	Entry into a Material Definitive Agreement.

On February 1, 2017, the Registrant, Strategic Storage Operating Partnership II, L.P. (“SSOPII”), Strategic Storage Toronto Properties REIT, Inc. (“SS Toronto”) and SST II Toronto Acquisition, LLC (“Merger Sub”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub, a wholly owned and newly formed subsidiary of SSOPII, merged with and into SS Toronto (the “Merger”), with SS Toronto surviving the Merger and becoming a wholly owned subsidiary of SSOPII. The Merger Agreement contains various customary representations and warranties.

At the effective time of the Merger (the “Merger Effective Time”), each share of common stock, $0.001 par value per share, of SS Toronto issued and outstanding immediately prior to the Merger Effective Time was automatically converted into the right to receive $11.0651 USD in cash and 0.7311 Class A Units of SSOPII (the “Merger Consideration”). The Registrant paid an aggregate of approximately $7.3 million USD in cash consideration and issued an aggregate of approximately 483,197 Class A Units of SSOPII (the “Equity Consideration”) to the common stockholders of SS Toronto, consisting of Strategic 1031, LLC, a subsidiary of SmartStop Asset Management, LLC, which is the sponsor of the Registrant (the “Sponsor”), and SS Toronto REIT Advisors, Inc., an affiliate of the Sponsor.

The terms of the Merger and the execution of the Merger Agreement were recommended by a special committee (the “Special Committee”) of the Registrant’s board of directors consisting of the Nominating and Corporate Governance Committee, the members of which are all of the Registrant’s independent directors. The Special Committee, with the assistance of its independent financial advisor and independent legal counsel, approved the transaction and determined that the Merger and the other transactions contemplated by the Merger Agreement were advisable and in the best interests of the Registrant, were fair and reasonable to the Registrant and were on terms and conditions not less favorable to the Registrant than those available from unaffiliated third parties.

The descriptions of the Merger and the Merger Agreement contained in this Item 1.01 are summaries and are subject to and qualified in their entirety by reference to the Merger Agreement, attached hereto as Exhibit 2.1 to this Current Report on Form 8-K.

The information in Items 2.01 and 8.01 are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

The five self storage properties included in the Toronto Portfolio located in the GTA include the areas of North York, Mississauga, Brampton, Pickering and Scarborough. Each property is operated under the “SmartStop” brand.

Below is a detailed list of the five self storage facilities included in the Toronto Portfolio:

Property	Year Built / Renovated	Units	Net Rentable Area	Physical Occupancy %(1)
Dufferin Property	1970 / 2008	1,070	122,700	89%
Mavis Property	1963 / 2012	800	99,900	88%
Brewster Property	2013	770	90,600	85%
Granite Property	1999 / 2014 / 2016	760	80,700	62%
Centennial Property	2016	610	66,500	11%

Totals		4,010	460,400

(1)	Represents the occupied square feet divided by total completed rentable square feet as of January 31, 2017.

The Registrant acquired the Toronto Portfolio in the Merger subject to approximately $50.1 million CAD (representing approximately $38.5 million USD as of February 1, 2017) in outstanding debt (as described further below). In addition, on February 1, 2017, the Registrant paid approximately $33.1 million USD to an affiliate of Extra Space Storage, Inc. as repayment of outstanding debt and accrued interest owed by SS Toronto.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report concerning the Equity Consideration is incorporated by reference into this Item 3.02. The Equity Consideration is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) on the basis that there was no public offering of the Equity Consideration.

Item 8.01.	Other Events.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the Merger, the Registrant entered into Guarantees, dated as of February 1, 2017 (the “Guarantees”), under which the Registrant agreed to guarantee certain obligations of SS Toronto in an aggregate amount up to $52.5 million CAD (the “SS Toronto Loans”), with approximately $50.1 million CAD outstanding as of February 1, 2017. The SS Toronto Loans consist of (i) a term loan in the amount of $34.8 million CAD pursuant to a promissory note executed by SS Toronto in favor of Bank of Montreal on June 3, 2016, and (ii) mortgage financings in the aggregate amount of up to $17.7 million CAD pursuant to two promissory notes executed by subsidiaries of SS Toronto in favor of DUCA Financial Services Credit Union Ltd. on June 3, 2016.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Real Estate Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no audited financial statements are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before April 7, 2017 by amendment to this Form 8-K.

(b)	Pro forma financial information.

See paragraph (a) above.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of February 1, 2017, by and among Strategic Storage Trust II, Inc., Strategic Storage Operating Partnership II, L.P., Strategic Storage Toronto Properties REIT, Inc. and SST II Toronto Acquisition, LLC.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST II, INC.

Date: February 7, 2017	By:	/s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer